UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  August 6, 2001
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                         TRIANGLE PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)

         DELAWARE                    000-21589               56-1930728
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(State or other jurisdiction       (Commission              (IRS Employer
     of incorporation)             File Number)           Identification No.)

4 University Place, 4611 University Drive, Durham, North Carolina       27707
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         (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code  (919) 493-5980
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          (Former name or former address, if changed since last report)

      Item 5. Other Events.

      On August 6, 2001, Triangle Pharmaceuticals, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

      Item 7. Financial Statements, Pro Forma Financial Information and
Exhibits.

      (c) Exhibits. The following documents are filed as exhibits to this
Report:

      99.1      Press Release, dated August 6, 2001.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             Triangle Pharmaceuticals, Inc.
                                        ----------------------------------------
                                                     (Registrant)


         August 7, 2001                       /s/ Robert F. Amundsen, Jr.
-----------------------------------     ----------------------------------------
              Date                                   (Signature)
                                        Name:  Robert F. Amundsen, Jr.
                                        Title: Executive Vice President & Chief
                                               Financial Officer


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